                                                                   EXHIBIT 10.13

                          DEVELOPMENT AND MANUFACTURING

                                SERVICE AGREEMENT

                                     BETWEEN

                               LONZA BIOLOGICS ***

                                       AND

                          TRUBION PHARMACEUTICALS, INC.

                                                          CONFIDENTIAL TREATMENT

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
1.  Definitions .........................................................     3
2.  Customer Obligations, Warranties and Indemnities ....................    10
3.  Provision of the Services ...........................................    12
4.  Quality; Project Management .........................................    15
5.  Delivery, Transportation of Product and Customer Tests ..............    17
6.  Price and Terms of Payment ..........................................    19
7.  LB Warranties and Covenants and Indemnity ...........................    19
8.  Confidentiality and Non-Use .........................................    21
9.  Termination; Ownership; License Rights ..............................    23
10. Force Majeure .......................................................    28
11. Governing Law, Jurisdiction and Enforceability; Dispute
       Resolution .......................................................    28
12. Notices .............................................................    29
13. Miscellaneous .......................................................    30
14. Limitation of Liability; Exclusion of Certain Damages ...............    31

     THIS AGREEMENT is made effective as of the 8th day of January 2004 (the "Effective Date") BETWEEN

     1. LONZA BIOLOGICS *** (herein after referred to as "LB"), and

     2. TRUBION PHARMACEUTICALS, INC., (formerly known as GENECRAFT, INC.)
of 24014th Avenue, Suite 1050, Seattle, WA 98121, USA (herein after referred to as the "Customer").

     WHEREAS

     A. The Customer has created or controls certain Cell Lines as defined herein; and

     B. LB has expertise in the evaluation and production of proteins for therapeutic use using such Cell Lines; and

     C. The Customer wishes to contract LB for Services as defined herein relating to the Cell Line as described in the Agreement; and

     D. LB is prepared to perform such Services for the Customer under the terms and conditions set out herein.

     NOW IT IS AGREED AS FOLLOWS:

     1. DEFINITIONS. The following terms shall have the following meanings:

"Affiliate"                             means any company, partnership or other
                                        entity which directly or indirectly
                                        Controls, is Controlled by or is under
                                        common Control with the relevant party
                                        to this Agreement. "Control" means the
                                        ownership of more than fifty per cent
                                        (50%) of the issued share capital or the
                                        legal power to direct or cause the
                                        direction of the general management and
                                        policies of the party in question.

"Agreement"                             means this agreement, including and
                                        incorporating Schedule 1 (Definitions
                                        and Specifications), Schedule 2
                                        (Services), Schedule 3 (Price and Terms
                                        of Payment), Schedule 4 (Quality
                                        Agreement), and Schedule 5 (Commercial
                                        Terms for Technology Transfer), all as
                                        the same may be amended or varied from

                                        time to time by written agreement of the parties.

"August 2003 Services Agreement"        means that certain development and
                                        manufacturing agreement dated 12 August
                                        2003 between the parties for the
                                        development and manufacture of the
                                        Product, as amended or varied from time
                                        to time by written agreement of the
                                        parties.

"Batch"                                 means the total quantity of Manufactured
                                        Product obtained from one fermentation
                                        and associated purification run using
                                        the Process.

"Cell Line"                             means the cell line provided by Customer
                                        to LB, the particulars of which are set
                                        out in Schedule 1.

"cGMP"                                  means the regulatory requirements for
                                        current Good Manufacturing Practices and
                                        General Biologics Products Standards as
                                        promulgated by the United States Food
                                        and Drug Administration ("FDA") (or any
                                        successor agency thereto) under the
                                        United States Federal Food Drug and
                                        Cosmetic Act and the Public Health
                                        Service Act, at 21 CFR (Parts 210, 211,
                                        600 and 610), and the Guide to Good
                                        Manufacturing Practices for Medicinal
                                        Products as promulgated under European
                                        Directive 91/356/EEC, all as the same
                                        may be amended from time to time.

"cGMP Product"                          means Product which is required under
                                        Schedule 2 to be manufactured in
                                        accordance with cGMP.

"Certificate of Analysis"               means, for each Batch, a document in a
                                        format agreed to by the parties and
                                        prepared by LB listing (a) the date of
                                        manufacturing, unique Batch number,
                                        tests performed, Specifications, test
                                        dates, and test results, (b) the
                                        quantity of Manufactured Product in such
                                        Batch, and certifying that such Batch
                                        was manufactured in accordance with the
                                        Specifications and cGMP, and (c) the
                                        tests performed by LB or permitted
                                        Testing Laboratories, Specifications,
                                        and test results; all with respect to
                                        such particular Batch

                                        and as required by the Specifications,
                                        the accuracy of which has been certified by LB.

"Critical Raw Materials"                has the meaning given to it in Clause
                                        4.6 below.

"Customer"                              means Trubion Pharmaceuticals, Inc., and
                                        its successors in title and lawful
                                        assigns.

"Customer Information"                  means (a) all Customer Know-How and
                                        other tangible and intangible data,
                                        information, and know-how, whether in
                                        written, printed, graphic, electronic,
                                        or oral form, supplied by or on behalf
                                        of Customer to LB hereunder or under the
                                        August 2003 Services Agreement; (b) all
                                        Documentation and all tangible and
                                        intangible data, information, know-how,
                                        and Intellectual Property included in
                                        the Documentation; (c) all Deliverables
                                        and all tangible and intangible data,
                                        information, know-how, and Intellectual
                                        Property included in the Deliverables;
                                        and (d) all tangible and intangible
                                        data, information, know-how, and
                                        Intellectual Property included in the
                                        Customer Process; "Customer Information"
                                        does not include LB Know-How, the LB
                                        Patent Rights, the LB Process, the New
                                        General Application Intellectual
                                        Property, and LB's other Intellectual
                                        Property, "Customer Information" is a
                                        part of "Customer Technology."

"Customer Know-How"                     means all know-how, technical and other
                                        information relating directly or
                                        indirectly to the Cell Line, the
                                        Customer Process (including for the
                                        avoidance of doubt improvements or
                                        modifications thereto from time to time,
                                        other than and excluding the LB Process
                                        and any New General Application
                                        Intellectual Property), Customer's
                                        business, technology, finances or
                                        operations, trade secrets, the Customer
                                        Materials, and/or the Product, known by
                                        Customer from time to time; "Customer
                                        Know-How" does not include LB Know-How,
                                        the LB Patent Rights the LB Process, the
                                        New General Application Intellectual
                                        Property, LB's other Intellectual
                                        Property, and information in the

                                        public domain; "Customer Know-How" is a
                                        part of "Customer Information."

"Customer Materials"                    means the materials (if any) supplied by
                                        Customer to LB pursuant to this
                                        Agreement.

"Customer Patent Rights"                means all patents and patent
                                        applications, together with any
                                        extensions, reissues, reexaminations,
                                        substitutions, renewals, divisions,
                                        continuations, and continuations-in-part
                                        thereof, of any kind throughout the
                                        world that are necessary or useful in
                                        performance of the Services, which from
                                        time to time Customer is the owner of or
                                        entitled to use, other than and
                                        excluding the LB Patent Rights.

"Customer Process"                      means that portion of the Process not
                                        composed of or included within the LB
                                        Process, including without limitation
                                        all processes, procedures, protocols,
                                        know-how, technology, information and
                                        Intellectual Property developed by LB
                                        and/or Customer specifically with
                                        respect to manufacture of the Product
                                        under or as a result of this Agreement
                                        or the August 2003 Services Agreement;
                                        "Customer Process" does not include LB
                                        Know-How, the LB Patent Rights, the LB
                                        Process, the New General Application
                                        Intellectual Property, or LB's other
                                        Intellectual Property.

"Customer Technology"                   means all data, information, know-how,
                                        materials, and Intellectual Property
                                        which from time to time Customer is the
                                        owner of or entitled to use, including
                                        without limitation the Customer
                                        Know-How, the Customer Patent Rights,
                                        the Cell Line, the Customer Materials,
                                        the Customer Information, the Customer
                                        Process, the New Customer Intellectual
                                        Property, and the Product; "Customer
                                        Technology" does not include LB
                                        Know-How, the LB Patent Rights, the LB
                                        Process, the New General Application
                                        Intellectual Property, LB's other
                                        Intellectual Property, and information
                                        in the public domain.

"Deliver", "Delivered" or "Delivery"    has the meaning given to it in Clause
                                        5.1 below,

"Deliverables"                          means the data, information, material,
                                        reports, Documentation, Product, samples
                                        and other items that LB is obligated to
                                        provide to the Customer under the terms
                                        of the Services, as set forth in
                                        Schedule 2.

"Documentation"                         means all data, information and
                                        materials, whether in written, printed,
                                        graphic, or electronic form, resulting
                                        from the work conducted and/or results
                                        achieved in connection with the
                                        Services, including without limitation
                                        documents reasonably necessary for
                                        Customer to complete any regulatory
                                        filings for the Product; "Documentation"
                                        does not include LB Know-How, the LB
                                        Patent Rights, the LB Process, the New
                                        General Application Intellectual
                                        Property, and LB's other Intellectual
                                        Property; "Documentation" is a part of
                                        "Customer Information."

"Intellectual Property"                 means proprietary methods, discoveries,
                                        inventions, patents, trade secrets,
                                        copyrights, trademarks, service marks,
                                        trade dress, compositions, products,
                                        procedures, know-how, data, reports,
                                        programs, processes, protocols, written
                                        or electronic writings, illustrations,
                                        images, and any other form of
                                        proprietary rights, and, as the context
                                        requires, includes, among other things,
                                        the Customer Know-How, the Customer
                                        Patent Rights, the Customer Process, the
                                        New Customer Intellectual Property, the
                                        LB Know-How, the LB Patent Rights, the
                                        LB Process and the New General
                                        Application Intellectual Property.

"LB Know-How"                           means all know-how, technical and other
                                        information relating directly or
                                        indirectly to the LB Patent Rights, the
                                        LB Process (including for the avoidance
                                        of doubt improvements; or modifications
                                        thereto from time to time, other than
                                        and excluding the Customer Process and
                                        any New Customer Intellectual Property)
                                        LB's

                                        business, technology, finances or
                                        operations, and trade secrets known to
                                        LB from time to time; "LB Know-How" does not include the Customer Patent Rights, the Customer Know-How, the New Customer
                                        Intellectual Property, the Customer
                                        Process, Customer's other Intellectual
                                        Property, and information in the public
                                        domain.

"LB Patent Rights"                      means all patents and patent
                                        applications, together with any
                                        extensions, reissues, reexaminations,
                                        substitutions, renewals, divisions,
                                        continuations, and continuations-in-part
                                        thereof, of any kind throughout the
                                        world relating to the LB Process which
                                        from time to time LB is the owner of or
                                        is entitled to use; "LB Patent Rights"
                                        does not include the Customer Patent
                                        Rights and the New Customer Intellectual
                                        Property and Customer's other
                                        Intellectual Property.

"LB Process"                            means the manufacturing process for
                                        proteins that, as of the Effective Date,
                                        is included within the LB Patent Rights
                                        and LB Know-How, along with any New
                                        General Application Intellectual
                                        Property, as defined herein in Clause
                                        9.8.2.

"Legal Requirements"                    means any and all laws, rules,
                                        regulations, ordinances, guidelines, and
                                        standards of any international,
                                        national, state, or local governmental
                                        authority, applicable to LB, the
                                        Services, the Product, or any facility
                                        at which any of the Services are
                                        performed, including without limitation
                                        (a) cGMP, and (b) all laws and
                                        regulations requiring permits, licenses,
                                        filings and certifications with respect
                                        to LB, the Services, the Product, or any
                                        facility at which any of the Services
                                        are performed.

"Manufactured Product"                  means any and all tangible forms of the
                                        Product which are manufactured under
                                        this Agreement using the Process,
                                        including without limitation all
                                        in-process intermediates, samples and
                                        derivatives thereof.

"New Customer Intellectual Property"    has the meaning given to it in Clause
                                        9.8.3.

"New General Application Intellectual   has the meaning given to it in Clause
Property"                               9.8.2.

"Price"                                 means the price specified in Schedule 3
                                        for the Services.

"Process"                               means the process for the production of
                                        the Product from the Cell Line pursuant
                                        to this Agreement, which is composed of
                                        the LB Process and the Customer Process,
                                        and including any improvements, changes
                                        or modifications to such process from
                                        time to time.

"Product"                               means the proprietary Small Modular
                                        ImmunoPharmaceutical (SMIP) known as
                                        TRU-015, including any derivatives and
                                        improvements thereof; and, when the
                                        context requires, the term "Product"
                                        also means and refers any and all
                                        tangible forms of the Product which are
                                        manufactured under this Agreement using
                                        the Process, including without
                                        limitation all in-process intermediates,
                                        samples, derivatives, and improvements
                                        thereof.

"Quality Agreement"                     means and refers to the quality
                                        agreement between the parties, a copy of
                                        which is attached hereto as Schedule 4,
                                        as amended or varied from time to time
                                        by written agreement of the parties;

"Run" or "run"                          means a single fermentation start of the
                                        manufacturing Process at LB's facility.

"Services"                              means all or any part of the services to
                                        be performed by LB under this Agreement
                                        (including, without limitation, cell
                                        culture evaluation, purification
                                        evaluation, master, working and extended
                                        cell bank creation, sample and bulk
                                        production, testing of finished Product
                                        after fill-finish processing of bulk
                                        Product at a third party facility), as
                                        more particularly set out in Schedule 2.

"Specialized Raw Materials"             has the meaning given to it in Clause
                                        3.10 below.

"Specifications"                        means the quality, functional and
                                        analytical specifications for Product,
                                        the particulars of which are set out in
                                        Schedule 1.

"Terms of Payment"                      means the terms of payment specified in
                                        Schedule 3.

"Testing Laboratories"                  means any third party who has been
                                        instructed by LB and authorized by
                                        Customer to carry out tests on the Cell
                                        Line or the Product.

References to the singular number include the plural and vice versa, references to Clauses and Schedules are references to clauses and schedules to this Agreement.

     2. CUSTOMER OBLIGATIONS, WARRANTIES AND INDEMNITIES

          2.1 Customer shall pay the Price set out in Schedule 3 for provision of the Services together with any additional costs and expenses mutually agreed upon in writing by the parties that fall due under this Agreement in accordance with the Terms of Payment.

          2.2 As agreed by the parties, the Customer shall supply to LB certain Customer Know-How, together with full details of any hazards known to Customer relating to the Cell Line and/or the Customer Materials, and their storage and use. On review of this Customer Know-How by LB, the Cell Line and/or the Customer Materials shall be provided to LB at LB's request, all as set forth with more particularity in and in accordance with Schedule 2 (Services) hereto. All right, title, and interest in and to the Cell Line, the Customer Materials, the Customer Know-How and any other Customer Technology supplied to LB in connection with this Agreement or the August 2003 Services Agreement shall, as between the parties, remain vested in the Customer. Risk of loss to the Cell Line, Customer Materials and any tangible Customer Information supplied to LB under this Agreement shall transfer to LB upon delivery to LB premises.

          2.3 Subject to the terms and conditions of this Agreement, the Customer hereby grants LB the non-exclusive, non-transferable (other than to LB's Affiliates), right to use the Cell Line, the Customer Materials, the Customer Know-How, and the New Customer Intellectual Property during the term of this Agreement solely for the purpose of providing Services under this Agreement.

          2.4 The Customer warrants and covenants to LB that:

               2.4.1 Customer has the right to enter into this Agreement;

               2.4.2 ***;

               2.4.3 ***;

               2.4.4 ***;

               2.4.5 Customer will promptly notify LB in writing if it receives or is notified of a lawsuit that has been filed against Customer which includes a claim from a third party that the Cell Line, other Customer Materials, Customer Know-How, Customer Patent Rights, Customer Process, or New Customer Intellectual Property infringes any intellectual property rights of such third party or that the use by LB thereof for the provision of the Services infringes any intellectual property rights of such third party; and

               2.4.6 ***.

          2.5 Subject to Clauses 2.8 and 14 below, and subject to and except to the extent of any indemnification from LB pursuant to Clause 7 below, the Customer undertakes to indemnify and to maintain LB promptly indemnified against all losses, damages, liabilities, settlements, penalties, fines, costs and expenses of any nature (including court costs and reasonable legal fees on a full indemnity basis), that LB may incur to the extent such liabilities arise directly out of or result from any claim, lawsuit or other action by a third party arising out of or resulting from any breach of any of the warranties given by the Customer under Clause 2.4 above.

          2.6 Subject to Clauses 2.8 and 14 below, and subject to and except to the extent of any indemnification from LB pursuant to Clause 7 below, the Customer shall further indemnify and maintain LB promptly indemnified against all losses, damages, liabilities, settlements, penalties, fines, costs and expenses of any nature (including court costs and reasonable legal fees on a full indemnity basis), that LB may incur arising out of or resulting from:

               2.6.1 any product liability in respect of Product, unless such liability is caused by the negligent act or omission or willful misconduct of LB, including without limitation in the production and/or supply of Product; and

               2.6.2 any negligent act or omission or willful misconduct of the Customer in relation to the use, further processing, storage or sale of the Product.

          2.7 A party that intends to claim indemnification under this Agreement (the "Indemnitee") shall promptly notify the indemnifying party (the "Indemnitor") in writing of any third party claim, suit or proceeding included within the scope of the indemnification) described in Clauses 2 or 7 hereunder (each a "Claim") with respect to which the Indemnitee intends to claim such indemnification, and shall tender the defense of such Claim to the Indemnitor, and the Indemnitor shall have sole control of the defense and/or settlement of such Claim. An Indemnitee hereunder shall have the right to retain its own counsel, subject to the following conditions: (a) the Indemnitee's counsel's role shall be limited to monitoring the Claim and performing a watching brief of the Claim and the Indemnitee's counsel shall have no right to actively participate in the defense and/or settlement of such Claim; and (b) the Indemnitor shall have the right to veto the Indemnitee's selection of counsel, acting reasonably and having provided substantive justification for such veto. So long as the foregoing conditions are met, the Indemnitor shall bear the reasonable costs and expenses of one attorney acting as the Indemnitee's counsel in accordance with this Clause 2.7, subject to the following additional conditions: (x) the attorney's hourly rate must be reasonable and cannot exceed the prevailing rate, based on the venue of the claim, suit or proceeding; and (y) the Indemnitor shall have the right to review and approve the Indemnitee's counsel's invoices. The indemnification obligations under this Agreement shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the consent of the Indemnitor, such consent not to be unreasonably withheld. At the Indemnitor's request and expense, each Indemnitee shall, and shall cause its employees to, provide full information and reasonable assistance to Indemnitor and its legal representatives with respect to the related Claim(s).

          2.8 Notwithstanding anything herein seemingly to the contrary, Customer shall have no indemnity obligations under this Clause 2 for any losses, damages, liabilities, settlements, penalties, fines, costs and expenses to the extent such losses, damages, liabilities, settlements, penalties, fines, costs and expenses arise out of or result from:

               2.8.1 ***; or

               2.8.2 ***, or

               2.8.3 ***; or

               2.8.4 ***.

          2.9 The provisions of this Clause 2, and the obligations of the Customer and LB, respectively, under this Clause 2, shall survive the expiration or termination for whatever reason of the Agreement.

          2.10 CLAUSE 2.4 IS IN LIEU OF ALL OTHER CONDITIONS, WARRANTIES AND STATEMENTS IN RESPECT OF THE CELL LINE, CUSTOMER MATERIALS, CUSTOMER INFORMATION, CUSTOMER KNOW-HOW, CUSTOMER PATENT RIGHTS, CUSTOMER PROCESS, NEW CUSTOMER INTELLECTUAL PROPERTY, AND CUSTOMER TECHNOLOGY, WHETHER EXPRESSED OR IMPLIED BY STATUTE, CUSTOM OF THE TRADE OR OTHERWISE (INCLUDING WITHOUT LIMITATION ANY SUCH CONDITION, WARRANTY OR STATEMENT RELATING TO THE DESCRIPTION OR QUALITY OF THE CELL LINE, CUSTOMER MATERIALS, CUSTOMER INFORMATION, CUSTOMER KNOW-HOW, CUSTOMER PATENT RIGHTS, CUSTOMER PROCESS, NEW CUSTOMER INTELLECTUAL PROPERTY, AND CUSTOMER TECHNOLOGY, THEIR FITNESS OR SUITABILITY FOR A PARTICULAR PURPOSE OR USE UNDER ANY CONDITIONS WHETHER OR NOT KNOWN TO CUSTOMER) AND ANY SUCH CONDITION, WARRANTY OR STATEMENT IS HEREBY EXCLUDED.

     3. PROVISION OF THE SERVICES

          3.1 LB shall diligently carry out the Services as provided in Schedule 2, and shall use all reasonable efforts consistent with levels of effort that LB uses with its most important customers, to achieve the objectives and estimated timescales set out in that Schedule and deliver the Product, samples of the Product, and other Deliverables to Customer as provided in Schedule 2; provided, however, that the timescales and Product quantities set forth in Schedule 2 are estimates only. LB shall communicate with Customer regularly regarding LB's performance of the Services and shall inform Customer promptly if LB determines that LB will not or may not be able to meet the objectives or timescales, or deliver the Product quantities, Product samples, or other Deliverables set forth in Schedule 2.

          3.2 LB shall perform Runs and manufacture the Product in accordance with this Agreement, and, except as expressly set forth to the contrary in
Schedule 2 or as otherwise agreed to by the parties from time to time, in compliance with the Legal Requirements, including without limitation the requirements of cGMP, LB warrants and covenants that, except as expressly set forth to the contrary in Schedule 2 and in Clause 3.3 below, the Product resulting from the Runs shall conform to the Specifications. The Product resulting from the Runs shall be provided to Customer at no additional cost to Customer over and above the Price, and Customer may make whatever further use of such Product as Customer shall determine in its sole discretion, provided, however, that, in accordance with Schedule 2, the Product manufactured in Stage 5 shall not be used in humans.

          3.3 The parties agree that the *** Batches of Product manufactured under Stage 8 of Schedule 2 attached hereto shall comply fully with cGMP and with the parameters and target Specifications agreed to jointly by LB and the Customer, with an emphasis on the safety of the Product for use in human clinical testing and with pass/fail testing for analytical methods relating to safety. In addition, notwithstanding anything in Schedule 3 seemingly to the contrary, with respect to the Batches of Product manufactured under Stage 8, Customer shall ***.

               3.3.1 ***

     If a failure to perform the Services or produce the Product for Delivery arises due to a breach of this Agreement by LB, or LB's negligent act or omission or willful misconduct, Customer shall be entitled to all of its rights and remedies.

          3.4 LB shall comply with cGMP and the International Committee for Harmonisation ("ICH") regulatory requirements, from time to time and to the extent that the foregoing are applicable to the Services. In the event of a conflict between the ICH regulatory requirements and the cGMP regulatory requirements, the cGMP regulatory requirements shall prevail, except as may otherwise be agreed by the parties in writing.

          3.5 LB hereby undertakes not to use the Cell Line, the Customer Materials, the Customer Information, the Customer Technology, the Customer Know-How or the Customer Patent Rights, or any part of any of the foregoing, for any purpose other than to perform the Services and supply Product under this Agreement. The obligations of LB under this Clause 3.6 shall survive the expiration or termination for whatever reason of the Agreement.

          3.6 LB shall:

               3.6.1 at all times use best efforts to keep the Cell Line, the Customer Materials and the Product secure and safe from loss and damage;

               3.6.2 not part with possession of the Cell Line or the Customer Materials or the Product, except as permitted under Clause 3.8 below for the purpose of tests at the Testing Laboratories.

          3.7 LB shall procure that all Testing Laboratories are subject to obligations of confidence and non-use substantially in the form of and at least as strict as those obligations of confidence and non-use imposed on LB under this Agreement. Each Testing Laboratory shall be subject to the prior written approval of Customer, which approval shall not be unreasonably withheld. Notwithstanding anything herein seemingly to the contrary, Customer shall have the right, at Customer's option and with no penalty, to enter into an agreement directly with one or more of the Testing Laboratories, and transfer the associated testing services from LB under this Agreement to the Testing Laboratory. LB shall ensure that Customer has the right to perform, directly or through Customer's representatives, inspections and audits of all Testing Laboratories, and Customer may condition Customer's approval of any Testing Laboratory to Customer's performance of and satisfaction with the results of such an inspection and audit. Customer shall perform and shall cause its representatives to perform any such inspections and audits in compliance with Clause 4 of this Agreement. Notwithstanding Customer's approval of any Testing Laboratory, LB shall not disclose the contents of this Agreement (including without limitation the Schedules hereto) or any of Customer's Confidential Information to such approved Testing Laboratory except to the extent necessary for such Testing Laboratory to conduct the related tests, and LB shall not transfer possession of any of the Cell Line, Customer Materials or Product to such approved Testing Laboratory except to the extent necessary for such Testing Laboratory to conduct the related tests. Neither LB nor Customer shall be liable in connection with this Agreement for any of the acts or omissions of the Testing Laboratories. LB waives, releases and agrees not to assert against Customer any claims for any losses, damages, liabilities, settlements, penalties, fines, costs and expenses of any nature that LB may incur which directly or indirectly arise out of or result from any negligent acts or omissions or willful misconduct of the Testing Laboratories; ***. LB shall, at Customer's expense, cooperate fully with Customer in the investigation and prosecution of any claim, lawsuit or other proceeding by Customer against a Testing Laboratory in connection with this Agreement for losses, damages, liabilities, settlements, penalties, fines, costs and expenses of any nature that Customer may incur which directly or indirectly arise out of or result from any negligent acts or omissions or willful misconduct of the Testing Laboratories, Nothing in this Clause shall release or shall be deemed to release either party from any liability which arise out of or result from that party's own negligent acts or omissions or willful misconduct. This Clause 3.8 shall survive the expiration or termination for whatever reason of the Agreement.

          3.8 LB shall procure, maintain and store such amounts of raw materials and components as required for the Runs, and shall perform testing and evaluation of such materials and components as set forth in the Quality Agreement attached hereto as Schedule 4 or agreed upon in writing by the parties, and the cost and expense for such materials and components and the testing and evaluation of such materials and components shall be deemed included in the Prices shown on Schedule 3 hereto. LB shall be responsible for and Customer may assist with oversight and coordination of the supply logistics for the raw materials and components required for the Runs. LB shall not procure Specialized Raw Materials (defined below) until authorized to do so by Customer.

          3.9 The term "Specialized Raw Materials" as used in this Agreement means the specialized raw materials and components which are used under this Agreement to manufacture the Product. The parties shall in good faith agree in writing which raw materials and components shall be deemed to be "Specialized Raw Materials" for the purposes of this Clause 3.10. In the event the cost and expense of any Specialized Raw Materials materially exceed LB's original pricing assumptions for such Specialized Raw Materials under this Agreement, then Customer shall pay to LB the difference between the assumed cost and expense for such Specialized Raw Materials and the actual cost and expense (not including any LB mark-up or administrative fees) for such Specialized Raw Materials.

     4. QUALITY; PROJECT MANAGEMENT

          4.1 Responsibility for quality assurance and quality control shall be allocated between the parties in accordance with the Quality Agreement, a copy of which is attached hereto as Schedule 4, and standard operating procedures as may be agreed upon in writing by the parties from time to time.

          4.2 Customer and its designated representatives shall have the right to witness, inspect and audit the performance of LB's obligations, at the times and for durations set forth in the Quality Agreement and as otherwise agreed by the parties. Customer shall have access to the facilities, data and records of LB which are related to this Agreement for the purpose of conducting such inspections and audits, and LB shall use reasonable endeavours to ensure that all Testing Laboratories provide similar access to the Testing Laboratories' facilities, data and records which are related to this Agreement for such purposes. In accordance with the Quality Agreement, Customer shall have the right to review LB's non-proprietary standard operating procedures relating to the services of LB under the Quality Agreement or this Agreement.

          4.3 In accordance with the Quality Agreement, Customer will have the sole right to correspond with and submit regulatory applications and other filings to the FDA, EMEA and other regulatory authorities to obtain approvals to import, export, conduct clinical trials with, or take any other action with respect to the Product, alone or with other products (collectively, "Approvals"), when and as Customer may deem useful or necessary. Accordingly, except as otherwise required by Legal Requirements, LB will not correspond directly with the FDA, EMEA or any other regulatory agency with respect to the Product without, in each instance, first obtaining Customer's prior written consent. Notwithstanding the foregoing, LB will assist Customer, as requested by Customer and at Customer's expense, in preparing, submitting, and maintaining applications for such Approvals.

          4.4 As set forth with particularity in the Quality Agreement, LB will permit the FDA, EMEA and other regulatory authorities to conduct inspections of LB's facilities as the FDA,

EMEA or other regulatory authorities may request, and will cooperate with the FDA, EMEA or other regulatory authorities with respect to the inspections and any related matters, in each case related to the Product.

          4.5 Notwithstanding anything in this Agreement seemingly to the contrary, LB shall not undertake any modifications to the Process or testing processes that could delay or otherwise impact the Approvals or other regulatory submissions, including without limitation, regulatory product reviews, Investigational New Drug applications (INDs), or any other compliance status without in each case the prior written agreement of Customer.

          4.6 In accordance with the Quality Agreement, Customer shall have the right (a) to review the specifications, grades and vendors of all raw materials and components used under this Agreement to manufacture the Product, and (b) to approve the specifications, grades and vendors of all Critical Raw Materials (defined below), including excipients, and of all raw materials and components of animal or human origin, all to the extent used under this Agreement to manufacture the Product. Customer shall provide a written list to LB of those certain raw materials and components which shall constitute and be deemed to be "Critical Raw Materials" for purposes of this Agreement, and shall update the list from time to time as appropriate. Each version of the written list of the Critical Raw Materials shall be jointly agreed to by Customer and LB. Raw materials of and components of animal or human origin shall be avoided when possible.

          4.7 By not later than March 31, 2004, the Parties will establish a Joint Project Team (the "JPT"). The JPT shall be composed of representatives appointed by each of LB and the Customer. Such representatives may include, but not be limited to, the Project Manager, Technical Lead, Manufacturing Lead, Quality Control Lead, Quality Assurance/Regulatory Lead, Raw Materials Lead, Supply Chain Lead and Engineering Lead, or other individuals with expertise and responsibilities in the same areas of manufacturing, process sciences, quality control or regulatory affairs. The JPT will meet by teleconference at least once each week, or more frequently, as agreed by the JPT. The JPT will operate by unanimous decision, except as expressly set forth herein. If the JPT is unable to resolve a dispute regarding any issue presented to it, such dispute shall be resolved in accordance with Clause 11.4. The JPT is responsible for the daily monitoring and guidance of the Services to successfully achieve the deliverables of the project as outlined herein.

          4.8 By not later than March 31, 2004, each Party shall appoint a Project Manager to act as the primary contact for such Party in connection with matters related to the performance of the Services. Each such Project Manager, unless otherwise mutually agreed, shall serve as a member of the JPT.

          4.9 As set forth in the Quality Agreement, Customer shall have the right to designate one of its employees or consultants as Customer's person on plant, to be present in LB's facility during normal business hours during the term of this Agreement to observe the Runs and observe LB's performance of its obligations under this Agreement at times and for durations to be agreed. While at LB's facility, Customer's representative shall comply with all of LB's applicable policies and procedures, and, at LB's option, shall be escorted by LB personnel.

     5. DELIVERY, TRANSPORTATION OF PRODUCT AND CUSTOMER TESTS

          5.1 *** Unless otherwise agreed, LB shall package and label Manufactured Product for Delivery in accordance with the Specifications and its standard operating procedures and all applicable Legal Requirements. It shall be the responsibility of the Customer to inform LB in writing in advance of any special packaging and labeling requirements for Manufactured Product. All additional costs and expenses of whatever nature incurred by LB in complying with such special requirements shall be charged to the Customer in addition to the Price, Transportation of Manufactured Product, whether or not under any arrangements made by LB on behalf of Customer, shall be made at the sole risk and expense of the Customer, provided that LB has complied with any instructions provided by Customer with respect to transportation and insurance as set forth in Clauses 5.2 and 5.3 below.

          5.2 If requested in writing by the Customer, LB will (acting as agent of the Customer for such purpose) arrange the transportation of Manufactured Product from LB's premises to the third-party fill-finish contractor or other destination indicated by the Customer, together with insurance coverage for Manufactured Product in transit at its invoiced value. All additional reasonable costs and expenses of whatever nature incurred by LB in arranging such transportation and insurance shall be charged to the Customer in addition to the Price provided that LB has obtained Customer's prior written consent to incurring such additional costs and expenses.

          5.3 If requested in writing by the Customer, LB will (acting as agent for Customer) arrange for insurance of Product whilst held by LB after Delivery (awaiting transportation). The costs and expenses of such insurance shall be at Customer's expense and on reasonable terms equivalent to those under which LB insures other comparable products prior to Delivery. All such additional reasonable costs and expenses of whatever nature incurred by LB in arranging such insurance shall be charged to the Customer in addition to the Price, provided that LB has obtained Customer's prior written consent to incurring such additional costs and expenses. Notwithstanding the foregoing, in the event LB has been requested to arrange the transportation of Manufactured Product in accordance with Clause 5.2 above, the costs and expenses of such insurance of Manufactured Product whilst held by LB after Delivery (awaiting transportation) shall be at LB's expense for up to fourteen (14) days and thereafter shall be at Customer's expense, provided, however, that in the event the delay in transportation is caused by LB, then the costs and expenses of such insurance shall be at LB's expense until the Manufactured Product has been loaded onto the appropriate collecting vehicle, except as may be otherwise agreed by the parties in writing.

          5.4 LB shall deliver to Customer the Certificate of Analysis not later than the date of Delivery. Notwithstanding the foregoing, at Customer's request, LB will Deliver Manufactured Product in quarantine prior to delivery of the Certificate of Analysis. Such request shall be accompanied by Customer's written acknowledgement that the Manufactured Product has been Delivered without the transmittal to Customer of a Certificate of Analysis, that accordingly the Manufactured Product cannot be administered to humans until transmittal of the Certificate of Analysis, and that Customer nevertheless accepts full risk of loss to and title and ownership of the Manufactured Product. The Delivery of Product in quarantine shall be subject to such testing requirements as LB may reasonably require, and the *** period referred to in Clause 5.7 shall run from Customer's receipt of samples of such Manufactured Product together with the related consolidated Batch record.

          5.5 Where LB has made arrangements for the transportation of Manufactured Product, the Customer shall diligently examine the Manufactured Product as soon as practicable after receipt. Notice of all claims (time being of the essence) arising out of:

               5.5.1 visible damage to or total or partial loss of Manufactured Product in transit shall be given in writing to LB within *** of receipt by Customer at Customer's facility or of receipt by Customer's third party supplier at such third party's facility; or

               5.5.2 non-Delivery shall be given in writing to LB within *** after the later of (a) the date of LB's despatch notice, and (b) Customer's actual knowledge of non-Delivery.

          5.6 The Customer shall make damaged Manufactured Product and associated packaging materials available for inspection and shall comply with the requirements of any insurance policy covering the Manufactured Product of which LB has given Customer notice. LB shall offer the Customer all reasonable assistance (at the cost and expense of the Customer) in pursuing any claims arising out of the transportation of Manufactured Product.

          5.7 LB shall deliver to Customer samples of all Batches manufactured under this Agreement, as and when Batches are manufactured, together with the related consolidated Batch record requested by Customer to enable Customer to inspect and perform testing on such samples. Promptly following receipt of Manufactured Product or any sample thereof, the Customer may inspect the Manufactured Product or sample and carry out any of the tests outlined or referred to in the Specifications set out in Schedule 1 and such additional tests as may be prudent in Customer's reasonable discretion. Subject to Clause 3.2, if such tests show that the Manufactured Product fails to meet the Specifications, the Customer shall give LB written notice thereof within *** after Customer's receipt at Customer's facility of samples of such Batch together with the related consolidated Batch record and shall return such Manufactured Product (except for reference samples retained by Customer) at LB's expense to LB's premises for further testing. In the absence of such written notice, Manufactured Product shall be deemed to have been accepted by the Customer as meeting the Specifications. Subject to Clause 3.2, if Customer has reasonably demonstrated to LB that Manufactured Product returned to LB fails to meet the Specifications, and LB has failed to prove that such failure is due (in whole or in part) to acts or omissions of the Customer or any third party after Delivery, LB shall at Customer's discretion refund that part of the Price that relates to the production of such Manufactured Product or replace such Manufactured Product at LB's own cost and expense. In the event Customer requires LB to replace such Manufactured Product, LB shall use all reasonable endeavours to do so as soon as possible with the minimum delay.

          5.8 Subject to Clause 3.2, if there is any dispute concerning whether Manufactured Product returned to LB fails to meet the Specifications or whether such failure is due (in whole or in part) to acts or omissions of the Customer or any third party after Delivery, such dispute shall be resolved in accordance with the dispute resolution procedures described in Clause 11.4 below.

          5.9 Subject to Clause 7, LB's liability hereunder in respect of Manufactured Product that fails to meet the Specifications shall be limited to refund or replacement, in accordance with and as set forth with more particularity in Clause 5,7 above; provided, however, that the foregoing limitation of liability shall not apply in the event such failure is caused by the negligent act or omission or willful misconduct of LB.

     6. PRICE AND TERMS OF PAYMENT

          6.1 Unless otherwise indicated in writing by LB, all prices and charges payable to Lonza are exclusive of Value Added Tax or of any other applicable taxes, levies, imposts, duties and fees of whatever nature imposed by or under the authority of any government or public authority, which shall be paid by the Customer (other than taxes on LB's income). LB shall add all such taxes as separate line items on invoices. All invoices are strictly net and payment must be made within thirty (30) days of Customer's receipt of invoice. Notwithstanding the foregoing, no amounts shall be invoiced until such amounts are then due and payable in accordance with the Schedules to this Agreement, including without limitation and as appropriate the completion of the related Services and Customer's receipt and acceptance of the related Deliverables. The invoices shall be in ***, and all payments made by Customer shall be made in
***.

          6.2 In default of payment on due date:

               6.2.1 interest shall accrue on any amount overdue at the per annum interest rate *** above *** from time to time as published in the "Money Rates" section of The Wall Street Journal, on the 1st business day of each month, beginning with the month in which the payment became delinquent, with interest to accrue on a day to day basis both before and after judgement, adjust monthly on the 1st day of each month, beginning with the second month of delinquency, and be calculated on the number of days such payment is delinquent; and

               6.2.2 For so long as such payment delinquency remains uncured, LB shall, at its sole discretion, and without prejudice to any other of its accrued rights, be entitled to suspend the provision of the Services or, if Customer has not remedied such payment delinquency within *** of the receipt by Customer of notice of nonpayment and demand for remedy, to treat the Agreement as repudiated.

     7. LB WARRANTIES AND COVENANTS AND INDEMNITY

          7.1 LB warrants and covenants that:

               7.1.1 the Services shall be performed in accordance with this Agreement, including without limitation Clauses 3.1 and 3.2 above;

               7.1.2 LB has the right and necessary corporate authorisations to enter into this Agreement;

               7.1.3 LB has the necessary rights to licence or permit Customer to use the LB Process, LB Know-How, LB Patent Rights, and New General Application Intellectual Property in accordance with the terms of this Agreement, including without limitation in accordance with and pursuant to Clause 9 below;

               7.1.4 any of the LB Process, LB Know-How, LB Patent Rights, and New General Application Intellectual Property referred to in Clause 7.1.3 above that are not owned by LB are licensed to LB under a licence which grants LB the necessary rights to licence or permit Customer to use the LB Process, LB Know-How, LB Patent Rights, and New General Application Intellectual Property in accordance with the terms of this Agreement, including without limitation in accordance with and pursuant to Clause 9 below;

               7.1.5 LB will not cause or permit any liens or encumbrances of any kind arising through LB to attach to Product, and unencumbered title to Manufactured Product will be conveyed to Customer upon Delivery;

               7.1.6 the LB Know How, LB Patent Rights, LB Process and the New General Application Intellectual Property are owned by LB or LB is otherwise entitled to use them for the purposes of providing Services under this Agreement and LB shall not do or cause anything to be done which would adversely affect their ownership or entitlement to use the same for those purposes;

               7.1.7 to the best of LB's knowledge and belief, the use of the LB Process, LB Know-How, LB Patent Rights, and New General Application Intellectual Property in accordance with the terms of this Agreement (including without limitation the use by Customer in accordance with and pursuant to the provisions of Clause 9 below) do not and will not infringe any intellectual property rights or industrial property rights of any third party (including without limitation any LB Affiliate) and do not involve the wrongful use of any trade secret or confidential information, nor is there any claim to the contrary outstanding;

               7.1.8 LB will notify Customer in writing immediately if it receives or is notified of a claim that the use by LB of the LB Process, LB Know-How, LB Patent Rights and/or New General Application Intellectual Property for Services or the use by Customer in accordance with the terms of this Agreement infringes any third party's intellectual property rights or industrial property rights or involves the wrongful use of any trade secret or confidential information; and

               7.1.9 at the date of this Agreement LB is not a party to any agreement that prohibits or prevents it from performing the Services or otherwise fulfilling its obligations under this Agreement and covenants that it will not enter into any such agreement.

          7.2 CLAUSES 3, 4 AND 7.1 ARE IN LIEU OF ALL CONDITIONS, WARRANTIES AND STATEMENTS IN RESPECT OF THE SERVICES AND/OR THE

PRODUCT WHETHER EXPRESSED OR IMPLIED BY STATUTE, CUSTOM OF THE TRADE OR OTHERWISE (INCLUDING BUT WITHOUT LIMITATION ANY SUCH CONDITION, WARRANTY OR STATEMENT RELATING TO THE DESCRIPTION OR QUALITY OF THE PRODUCT, ITS FITNESS OR SUITABILITY FOR A PARTICULAR PURPOSE OR USE UNDER ANY CONDITIONS WHETHER OR NOT KNOWN TO LB) AND ANY SUCH CONDITION, WARRANTY OR STATEMENT IS HEREBY EXCLUDED.

          7.3 Subject to and except to the extent of any indemnification from Customer pursuant to Clauses 2.5 and 2.6 above, LB undertakes to indemnify and to maintain Customer promptly indemnified against all losses, damages, liabilities, settlements, penalties, fines, costs and expenses of any nature (including court costs and reasonable legal fees on a full indemnity basis), that Customer may incur to the extent such liabilities arise directly out of or result from any claim, lawsuit or other action by a third party arising out of or resulting from (a) any breach of any of the warranties given by LB in Clause
7.1 above; or (b) any negligent act or omission or willful misconduct of LB.

          7.4 Notwithstanding anything herein seemingly to the contrary, LB shall have no indemnity obligations under this Clause 7 for any losses, damages, liabilities, settlements, penalties, fines, costs or expenses to the extent such losses, damages, liabilities, settlements, penalties, fines, costs and expenses arise out of or result from: ***

          7.5 Nothing contained in this Agreement shall purport to exclude or restrict any liability for death or personal injury resulting directly from negligence by LB in carrying out the Services or any liability for breach of the implied undertakings of LB as to title.

          7.6 This Clause 7 and the obligations of LB under this Clause 7 shall survive the expiration or termination for whatever reason of the Agreement.

     8. CONFIDENTIALITY AND NON-USE

          8.1 The Customer acknowledges that LB Know-How, LB Process, LB Patent Rights and General Application Intellectual Property and any of LB's other Intellectual Properly disclosed to, supplied to or held by Customer pursuant to this Agreement, and LB acknowledges that Customer Know-How, Customer Patent Rights, Customer Technology, Customer Information, Customer Process, New Customer Intellectual Property, Customer Materials and the Cell Line and any of Customer's other Intellectual Property disclosed to, supplied to or held by LB pursuant to this Agreement (all of the foregoing collectively referred to as "Confidential Information") is, subject to Clause 8.5, supplied and shall be held in circumstances imparting an obligation of confidence and each agrees to keep the other party's Confidential Information secret and confidential and to respect the other's proprietary rights therein and not at any time for any reason whatsoever to disclose or permit such Confidential Information to be disclosed to any third party save as expressly provided herein or to be used for any purpose not expressly authorized under this Agreement For the avoidance of doubt, the parties agree that all portions of documents and records describing and to the extent relating to the Product and the Customer Process shall be kept confidential by Lonza in accordance with the terms of this Clause 8.

          8.2 The Customer and LB shall each procure that all their respective employees, consultants, contractors and persons for whom it is responsible having access to the other party's Confidential Information shall be subject to the same obligations of confidence as the principals pursuant to Clauses 8.1 and
8.3 and, in addition, with respect to LB, to the same obligations of non-use pursuant to Clauses 2.3, 3.6 and 8.1, and shall be bound, by written confidentiality agreements in support of all such obligations.

          8.3 LB and the Customer each undertake, except as set forth herein, not to disclose or permit to be disclosed to any third party, or otherwise make use of or permit to be made use of (a) any Confidential Information of the other, or of any Affiliate of the other, or of any suppliers, agents, distributors, licensees or other customers of the other which comes into the receiving party's possession under this Agreement or (b) the commercial terms of this Agreement, except to the extent that any of the foregoing is required to be disclosed pursuant to subpoena, court order, judicial process or otherwise by law, provided the receiving party provides prompt notice to the disclosing party of such requirement in order to give the disclosing party an opportunity to timely seek a protective order or other appropriate judicial relief. In the event the disclosing party is unable to obtain a protective order or other appropriate judicial relief, the receiving party shall disclose only that portion of the disclosing party's Confidential Information which is legally required to be disclosed, and ensure that all such Confidential Information of the disclosing party shall be redacted to the fullest extent permitted by law prior to such disclosure and that the disclosing party shall be given an opportunity to review the Confidential Information prior to its disclosure. Notwithstanding the foregoing, (i) LB may disclose Customer's Confidential Information to LB's Affiliate, Lonza Biologics, Inc., for purposes consistent with this Agreement; provided, however, that LB shall ensure that its Affiliate is subject to obligations of confidentiality and non-use with respect to the Confidential Information at least as strict as those set forth herein, and provided further that LB shall remain liable for the acts or omissions of its Affiliate with respect to such Confidential Information, and (ii) either party may disclose the other party's Confidential Information to any contractors or consultants approved in writing by the other party, such approval not to be unreasonably withheld or delayed, for purposes consistent with this Agreement; provided, however, that in each case the party disclosing the other party's Confidential Information shall ensure that the third party receiving the information is subject to contractual obligations of confidentiality and non-use with respect to the Confidential Information at least as strict as those set forth herein; and provided further that the party disclosing the other party's Confidential Information shall remain liable for the acts or omissions of such third party with respect to such Confidential Information.

          8.4 The obligations of confidence referred to in this Clause 8 shall not extend to any information which:

               8.4.1 is or becomes generally available to the public otherwise than by reason of a breach by the recipient party of the provisions of this Clause 8;

               8.4.2 is known to the recipient party and is at its free disposal, without an obligation of confidence, prior to its receipt from the disclosing party;

               8.4.3 is subsequently disclosed to the recipient party without being made subject to an obligation of confidence; or

               8.4.4 is developed by any servant or agent of the recipient party without access to or use or knowledge of the Confidential Information of the disclosing party.

          8.5 The parties acknowledge that:

               8.5.1 without prejudice to any other rights and remedies that the parties may have, the parties agree that the Confidential Information is valuable and that damages may not be an adequate remedy for any breach of the provisions of Clauses 2.3, 3.6, 8.1, 8.2, 8.3 and 8.4. The parties agree that the relevant party will be entitled without proof of special damage to the remedies of an injunction and other equitable relief for any actual or threatened breach by the other party;

               8.5.2 Customer acknowledges that, save as expressly provided in this Agreement (including without limitation Clauses 9.8.4 and 9.8.7 below), the Customer shall not at any time have any right, title, license or interest in or to LB Know-How, the LB Patent Rights, the LB Process, the New General Application Intellectual Property or any of LB's other Intellectual Property, and

               8.5.3 LB acknowledges that, save as expressly provided in this Agreement, LB shall not at any time have any right, title, license or interest in or to the Customer Information, the Customer Materials, the Cell Line, Customer Know-How, Customer Patent Rights, the Customer Technology, the New Customer Intellectual Property, the Customer Process or any of Customer's other Intellectual Property.

          8.6 This Clause 8 and the obligations of LB and the Customer under this Clause 8 shall survive the expiration or termination for whatever reason of the Agreement.

     9. TERMINATION; OWNERSHIP; LICENSE RIGHTS

          9.1 This Agreement shall begin on the Effective Date and, unless earlier terminated as set forth in this Clause 9, shall terminate and expire when the last obligation to be performed under this Agreement has been performed. If it becomes apparent to either LB or the Customer at any stage in the provision of the Services that it will not be possible to complete the Services for scientific or technical reasons, and such party gives written notice thereof to the other party, *** period shall be allowed for good faith discussion and attempts to resolve such problems. If such problems are not resolved within such period, LB and the Customer shall each have the right to terminate the Agreement forthwith by notice in writing. In the event of such termination, the Customer shall pay to LB a termination sum calculated by reference ***.

          9.2 Customer may in its sole discretion terminate the Services at any time for any reason or for no reason whatsoever by giving not less than *** notice in writing to LB. In the event of termination pursuant to this Clause 9.2 and subject to Clauses 9.4 and 9.5, the Customer shall pay LB a termination sum calculated in accordance with the principles of Clause 9.1 above plus;

               9.2.1 in the event notice to terminate Services pursuant to this Clause 9.2 is issued to LB ***or less before LB's then estimated start date for any stage of those Services which include cGMP fermentation activities, Customer shall pay LB a sum ***, which payment shall fall due to LB on or before the date of termination of such Services; or

               9.2.2 in the event notice to terminate Services pursuant to this Clause 9.2 is issued to LB more than *** but not more than *** before LB's then estimated start date for any stage of those Services which include cGMP fermentation activities, Customer shall pay LB a sum equal to ***, which payment shall fall due to LB on or before the date of termination of such Services; or

               9.2.3 in the event notice to terminate Services pursuant to this Clause 9.2 is issued to LB more than *** before LB's then estimated start date for any stage of Services which include cGMP fermentation activities, no payment shall be due for the stage or stages in question.

          9.3 The obligation to make payment under Clause 9.2 shall be reduced (retrospectively, and hence LB shall make an appropriate refund to Customer) to the extent that LB mitigates its loss in this regard (and LB shall promptly notify the Customer of any such mitigation). LB shall make all reasonable efforts so to mitigate such losses. This provision shall not entitle the Customer to be refunded an amount greater than that paid by Customer to LB pursuant to this Clause 9 ***.

          9.4 For the avoidance of doubt, activities relating to cGMP fermentation shall be deemed to commence with the date of removal of the vial of cells for the performance of the fermentation from frozen storage.

          9.5 In addition to the termination rights set forth above, the parties may each terminate the Agreement forthwith by notice in writing to the other party upon the occurrence of any of the following events:

               9.5.1 if one party commits a material breach of the Agreement (which shall include without limitation a breach of the warranties set out in Clauses 2 and 7 respectively), and such breach is not capable of remedy, then the non-breaching party may terminate the Agreement forthwith by notice in writing to the breaching party, and, if such breach is capable of remedy but is not remedied within *** of the receipt by the breaching party of notice identifying the breach and requiring its remedy, then the non-breaching party may terminate the Agreement forthwith by notice in writing to the breaching party; or

               9.5.2 if one party ceases for any reason to carry on business or compounds with or convenes a meeting of its creditors or has a receiver or manager appointed in respect of all or any part of its assets or is the subject of an application for an administration order or of any proposal for a voluntary arrangement or enters into liquidation (whether compulsorily or voluntarily) or undergoes any analogous act or proceedings under foreign law, then the other party may terminate the Agreement forthwith by notice in writing to the breaching party.

          9.6 Upon the termination or expiration of the Agreement for whatever reason:

               9.6.1 LB shall cease all use of and shall promptly return to the Customer all Customer Information and shall, as directed by Customer, dispose of or return to the Customer the Customer Materials, the Cell Line, the Product, the Deliverables, the Documentation, any in-process Product or materials, and any materials deriving from any of the foregoing. Notwithstanding the foregoing, the parties agree that, in the event LB has terminated the Agreement pursuant to Clause 9.5.1 above because of a material payment default by Trubion, men LB shall have no obligation to deliver Manufactured Product (or Product to the extent the term "Product" refers to the tangible forms of the Product manufactured under this Agreement using the Process) to Trubion as required under this Clause 9.6.1 unless and until the payment default has been cured;

               9.6.2 LB shall not thereafter use or exploit the Customer Know-How, Customer Patent Rights, the Customer Technology, the New Customer Intellectual Property (including without limitation the Customer Process), the Customer Information, the Cell Line, the Product, or the Customer Materials, or any of Customer's other Intellectual Property;

               9.6.3 the Customer shall promptly return to LB all LB Know-How it has received from LB;

               9.6.4 the Customer shall not thereafter use or exploit the LB Patent Rights the LB Process or the LB Know-How or any of LB's other Intellectual Property in any way whatsoever, except as permitted under and in accordance with Clauses 9.8.4, 9.8.7, and 9.9 below and subject to the provisions set forth in Clause 9.10 below;

               9.6.5 LB shall refund within thirty (30) days of the effective date of such termination all amounts paid to LB in excess of the amounts owed to LB under this Agreement, including without limitation the amounts owed to LB if any, pursuant to this Clause 9; and

               9.6.6 LB and the Customer shall do all such acts and things and shall sign and execute all such deeds and documents as the other may reasonably require to evidence compliance with this Clause 9.6.

          9.7 Expiration or termination of the Agreement for whatever reason shall not affect the accrued rights of either LB or the Customer arising under or out of this Agreement and all provisions which are expressed to survive the Agreement shall remain in full force and effect. For the avoidance of doubt, the provisions of Clauses 2, 3, 7, 8, 9, 11 and 14 will survive the expiration or termination of this Agreement for any reason, and, except as otherwise expressly provided in this Clause 9.7, all other rights and obligations of the parties under this Agreement will terminate upon termination or expiration of this Agreement.

          9.8 Ownership; License Rights.

               9.8.1 Except as expressly provided in Clause 2.3 above and Clause
9.8.7 below, neither party will, as a result of this Agreement, acquire any right, title, or interest in any

Intellectual Property that the other party owned or controlled as of the Effective Date of this Agreement, or that the other party obtains ownership or control of separate and apart from the performance of this Agreement.

               9.8.2 Except as expressly provided in Clause 9.8.4 below, LB shall own all right, title and interest in "New General Application Intellectual Property." which as used in this Agreement means Intellectual Property that LB and/or its Affiliates, contractors or agents develops, conceives, invents, reduces to practice or makes in the course of performance of this Agreement and that meets each of the following three criteria: (i) arises from or is based upon the LB Process, LB Patent Rights or LB Know-How; (ii) consists of subject matter of general applicability to the current business of LB; and (iii) is reasonably necessary or useful to LB for applications that are unrelated to the Customer Technology, and, when used for such applications, does not reveal or disclose any information about the Customer Information, Customer Technology, or Services performed under this Agreement.

               9.8.3 Except for and not including the New General Application Intellectual Property, Customer shall own all right, title, and interest in any and all Intellectual Property that LB and/or its Affiliates, the Testing Laboratories or other contractors or agents of LB conceives, invents, reduces to practice, develops or makes, solely or jointly with Customer or others, in the course of performance of this Agreement or as a result of receipt of Customer Technology (collectively, the "New Customer Intellectual Property"), including without limitation the Customer Process and all improvements to the Customer Technology. For the avoidance of doubt, the parties confirm that LB shall have no obligation to cause any of the Testing Laboratories or other contractors or agents of LB to assign their respective rights, titles and interests in any New Customer Intellectual Property to Trubion, other than the obligations set forth in Clause 9.8.5 below. LB hereby assigns to Customer and shall continue to assign to Customer all of its right, title and interest in any New Customer Intellectual Property. LB shall promptly disclose to Customer in writing all New Customer Intellectual Property. LB shall execute, and shall require LB's personnel involved in the performance of the Services to execute, any documents required to confirm Customer's ownership of the New Customer Intellectual Property, and any documents required to apply for, maintain and enforce any patents or other rights in the New Customer Intellectual Property. Upon Customer's request and at Customer's reasonable expense, and at no cost to LB, LB shall assist Customer as may he necessary to apply for, maintain and enforce any patents or other rights in the New Customer Intellectual Property. For the avoidance of doubt, the parties agree that the term "New Customer Intellectual Property" shall not under any circumstances be interpreted or defined to include any "New General Application Intellectual Property."

               9.8.4 Subject to Clause 9.10 below, LB hereby grants Customer a non-exclusive, worldwide, fully paid-up, irrevocable and transferable license, with the right to grant and authorize sublicenses, under and to all New General Application Intellectual Property, to the extent such New General Application Intellectual Property is useful or beneficial to develop, conduct clinical trials for, formulate, manufacture, test, seek regulatory approval for, market, commercialize, make, have made, use, sell, import, and distribute Product.

               9.8.5 LB shall use its reasonable efforts to procure that all Testing Laboratories and other contractors arid agents of LB involved in the performance of the Services, and their respective personnel, shall be subject to the same agreements and obligations as LB pursuant to Clauses 9.8.3 and 9.8.4, and shall be bound by written agreements in support of all such agreements and obligations, including without limitation an assignment to Customer all of the Testing Laboratories, contractors and agents' right, title and interest in any New Customer Intellectual Property.

               9.8.6 Upon the earlier of the completion of the Services or the termination or expiration of this Agreement, LB shall deliver to Customer all materials related to the New Customer Intellectual Property, regardless of the method of storage or retrieval, in such form as such materials are then currently in the possession of LB. Alternatively, at Customer's written request, LB shall dispose of such related materials or retain them for a period of time agreed upon by the parties; provided, however, that Customer shall pay the reasonable costs associated with LB disposing of or retaining such materials.

               9.8.7 Subject to Clause 9.10 below, LB hereby grants Customer a non-exclusive, worldwide, fully paid-up, irrevocable and transferable license, with the right to grant and authorize sublicenses, under and to the LB Patent Rights and LB Know-How to use the LB Patent Rights, the LB Know-How and the LB Process, alone or in combination with the Customer Process or such other technology or Intellectual Property that Customer chooses, in its sole discretion, to develop, conduct clinical trials for, formulate, manufacture, test, seek regulatory approval for, market, commercialize, make, have made, use, sell, import, and distribute Product. For the avoidance of doubt, no licence is granted to Customer under this Clause 9.8.7 or otherwise under this Agreement in respect of LB's glutamine synthetase (GS) gene expression system, which shall be the subject of a separate licence agreement between the parties.

          9.9 The parties intend that the Process shall be fully portable by Trubion. The parties intend that the Process shall be fully portable by Trubion. At the request of Customer at any time and from time to time during the term of this Agreement and within *** following the expiration or termination of this Agreement, LB shall transfer to Customer (or its designee) the Process for the Product and all manufacturing technology and know-how related thereto (the "Technology Transfer"). ***.

          9.10 Notwithstanding anything in Clause 9.8.4 or 9.8.7 seemingly to the contrary, the parties agree as follows:

               9.10.1 Upon the expiration or termination of this Agreement, Customer shall have no right to exercise the license rights granted by LB to Customer under Clauses 9.8.4 and 9.8.7 unless and until the Technology Transfer fee has been paid in accordance with Clause 9.9 above.

               9.10.2 During the term of this Agreement, Customer shall have no right to exercise the license rights granted by LB to Customer under Clauses
9.8.4 and 9.8.7 to manufacture the Product at a Trubion facility or at a third-party facility that is not owned or operated by Lonza or its Affiliates, unless and until the Technology Transfer fee described in Clause
9.9 above has been paid.

Furthermore, for the avoidance of doubt, the parties agree that the Technology Transfer shall be performed in accordance with and subject to the provisions of Clause 9.9, and the parties acknowledge that Clause 9.9, and the obligations of the parties thereunder, shall survive the expiration or termination of this Agreement.

          9.11 The terms of this Clause 9 shall survive the expiration or termination for whatever reason of this Agreement.

     10. FORCE MAJEURE

          10.1 If either party is prevented or delayed in the performance of any of its obligations under the Agreement by Force Majeure and shall give written notice thereof to the other party specifying the matters constituting Force Majeure together with such evidence as the party giving notice reasonably can give and specifying the period for which it is estimated that such prevention or delay will continue, the party giving notice shall be excused from the performance or the punctual performance of such obligations as the case may be from the date of such notice for so long as such cause of prevention or delay shall continue. Notwithstanding the foregoing, in the event that LB is prevented from performance by Force Majeure by longer than ***, Customer shall be entitled to terminate this Agreement upon written notice, but such termination shall not be considered as termination under Clause 9.5.1 hereof.

          10.2 The expression "Force Majeure" shall be deemed to include any cause affecting the performance by a party of the Agreement to the extent that it arises from or attributable to acts, events, acts of God, omissions or accidents beyond the reasonable control of the party giving notice of the Force Majeure event.

     11. GOVERNING LAW, JURISDICTION AND ENFORCEABILITY; DISPUTE RESOLUTION

          11.1 The construction, validity and performance of the Agreement shall be governed by the laws of ***. This Agreement shall not be governed by the United Nations Convention on Contracts for the International Sale of Goods, the application of which is disclaimed.

          11.2 No failure or delay on the part of either LB or the Customer to exercise or enforce any rights conferred on it by the Agreement shall be construed or operate as a waiver thereof nor shall any single or partial exercise of any right, power or privilege or further exercise thereof operate so as to bar the exercise or enforcement thereof at any time or times thereafter.

          11.3 The illegality or invalidity of any provision (or any part thereof) of this Agreement shall not affect the legality, validity or enforceability of the remainder of its provisions or the other parts of such provision as the ease may be.

          11.4 If any dispute arises relating to the performance of either party under this Agreement that the parties are unable to resolve in the ordinary course of business (a "Dispute"), the parties will use good-faith efforts to resolve the matter in accordance with this Clause 11.4 prior to instituting any legal proceeding in connection therewith; provided, however, that nothing herein will require either party to forego or delay the institution of any proceeding to seek equitable or injunctive relief to stop or prevent any breach of this Agreement if it reasonably believes that it would be irreparably harmed by any delay in seeking such relief. If a dispute occurs, either party may, by written notice to the other party, have such dispute referred to their respective officers designated below (or their respective designees) for attempted resolution by good faith negotiations within *** after such notice is received. The original designated officers are:

     For LB: ***

     For Customer: Dr. Peter A. Thompson, MD, President and CEO.

     In the event the designated officers (or their respective designees) are not able to resolve such dispute within such ***, or such other period of time as the parties may mutually agree in writing, the parties shall have the right to pursue any and all remedies at law and in equity. Notwithstanding the foregoing, Disputes regarding nonconforming bulk Product under Section 5.9 above will be referred first to the officers designated above and then, in the event that such officers are unable to resolve the Dispute, to an independent expert (acting as an expert and not as an arbitrator) to be appointed by agreement between LB and the Customer or, in the absence of agreement, by the President for the time being of the Association of the British Pharmaceutical Industry. The costs of such independent expert shall be borne equally between LB and the Customer. The decision of such independent expert shall be in writing and, save for manifest error on the face of the decision, shall be binding on both LB and the Customer.

     12. NOTICES

          12.1 Any notice or other communication to be given under this Agreement shall be delivered personally or sent by facsimile transmission and acknowledged by the intended recipient, or if facsimile transmission is not available, by first class pre-paid post addressed as follows:

     If to Lonza Biologics to: Lonza Biologics ***
                               ***
                               ***
                               ***
                               ***
                               ***

     For the attention of:     ***

     If to the Customer to:    Trubion Pharmaceuticals, Inc.
                               24014th Ave., Suite 1050
                               Seattle, WA 98121

                               USA
                               Facsimile: +1-206-838-0503

     For the attention of:     Kendall M. Mohler, Ph.D.
                               Senior Vice President, R & D

or to such other destination as either party hereto may hereafter notify to the other in accordance with the provisions of this Clause 12.

          12.2 All such notices or other communications shall be deemed to have been served as follows:

               12.2.1 if delivered personally, at the time of such delivery;

               12.2.2 if sent by facsimile, upon receipt of the transmission confirmation slip showing completion of the transmission;

               12.2.3 if sent by first class pre-paid post, upon receipt by the addressee.

     13. MISCELLANEOUS

          13.1 Neither party shall be entitled to assign, transfer, charge or in any way make over the benefit and/or the burden of this Agreement without the prior written consent of the other which consent shall not be unreasonably withheld or delayed, save that either party shall be entitled without the prior written consent of the other to assign, transfer, charge, sub-contract, deal with or in any other manner make over the benefit and/or burden of this Agreement to an Affiliate or to any company with which the assigning party may merge or to any company to which it may transfer its assets and undertakings.

          13.2 The text of any press release or other communication to be published by or in the media concerning the subject matter of the Agreement shall require the prior written approval of LB and the Customer, LB shall not make use of Customer's name in any advertisement or promotional material or customer list without in each case the prior written consent of Customer. Consent to be given under this Clause 13.2 shall not be unreasonably withheld or delayed. Notwithstanding anything in this Agreement seemingly to the contrary, LB hereby consents to Customer's disclosure of LB's name to Customer's current and potential employees, directors, shareholders, investors, partners, and subcontractors.

          13.3 The Agreement embodies the entire understanding of LB and the Customer and there are no promises, terms, conditions or obligations, oral or written, expressed on implied, other than those contained in the Agreement, The terms of the Agreement shall supersede all previous agreements (if any) which may exist or have existed between LB and the Customer relating to the Services.

          13.4 The parties to this Agreement do not intend that any term hereof should be enforceable by virtue of the Contracts (Rights of Third Parties) Act 1999 by any person who is not a party to this Agreement.

          13.5 No variation of or addition to this Agreement or any part thereof shall be effective unless in writing and signed on behalf of both parties, Notwithstanding the above the parties hereby confirm that amendments to the Specifications shall be effective if reduced to writing and signed by the quality and/or regulatory representative of both parties, which quality and/or regulatory representative shall be nominated from time to time by each party. In the event of any conflict between the main body of this Agreement and any Schedule, the terms of the main body of this Agreement shall control.

          13.6 Each of the parties to this Agreement is an independent contractor and nothing herein contained shall be deemed to constitute the relationship of partners, joint venturers, nor of principal and agent between the parties. Neither party shall hold itself out to third parties as purporting to act on behalf of, or serving as the agent of, the other party.

          13.7 This Agreement and any amendment hereto may be executed in any number of counterparts, each of which shall be deemed an original and all of which shall constitute the same instrument This Agreement may be executed by facsimile or original, and a facsimile signature shall be deemed to be and shall be as effective as an original signature.

     14. LIMITATION OF LIABILITY; EXCLUSION OF CERTAIN DAMAGES

          14.1 LB's aggregate liability for direct damages arising out of or in connection with this Agreement or the transactions contemplated hereby shall not exceed the total maximum aggregate sum payable under this Agreement for the Services, in accordance with Schedule 3 (Price and Terms of Payment) attached hereto, except that the foregoing limitation shall not apply in the case of (a) breach of Clause 8 (Confidentiality and Non-Use) by LB, (b) personal injury or death, or (c) grossly negligent or intentionally wrongful acts or omissions of LB. The foregoing limitation shall also not apply to claims arising under, or LB's breach of, Clause 7.1 within Clause 7 (LB Warranties and Covenants and Indemnity); provided, however, that LB's aggregate liability for direct damages arising out of or in connection with claims arising under, or LB's breach of, Clause 7.1 within Clause 7 (LB Warranties and Covenants and Indemnity), shall not exceed the greater of (a) the total maximum aggregate sum payable under this Agreement for the Services, in accordance with Schedule 3 (Price and Terms of Payment) attached hereto, and (b) ***.

          14.2 NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES OF ANY KIND, INCLUDING LOST PROFITS, LOST DATA, LOST REVENUES, AND LOSS OF BUSINESS OPPORTUNITY, WHETHER OR NOT THE OTHER PARTY WAS AWARE OR SHOULD HAVE BEEN AWARE OF THE POSSIBILITY OF THESE DAMAGES, EXCEPT THAT THE FOREGOING LIMITATION SHALL NOT APPLY IN THE CASE OF (a) BREACH OF CLAUSE 8 (CONFIDENTIALITY AND NON-USE) BY EITHER PARTY, (b) PERSONAL INJURY OR DEATH, OR (c) GROSSLY NEGLIGENT OR INTENTIONALLY WRONGFUL

ACTS OR OMISSIONS. The terms of this Clause 14 shall survive the expiration or termination for whatever reason of this Agreement.

              [The remainder of this page intentionally left blank]

     AS WITNESS the hands of the duly authorised representatives of the parties hereto the day and year first above written.


Signed for and on behalf of             ***
LONZA BIOLOGICS ***                     ----------------------------------------
                                        Senior Vice President
                                        ***
                                        TITLE


Signed for and on behalf of             /s/ Peter A. Thompson
TRUBION PHARMACEUTICALS, INC.           ----------------------------------------
                                        President & CEO
                                        TITLE

                                   SCHEDULE 1
                         DEFINITIONS AND SPECIFICATIONS

DEFINITIONS

For the purpose of this document:

"Cell Line" shall mean the *** cell line created by the Customer expressing Product.

"Product" shall mean the Small Modular ImmunoPharmaceutical (SMIP) produced by the Cell Line known as TRU-015.

SPECIFICATIONS

1.1  EXAMPLE OF TYPICAL INITIAL SPECIFICATION FOR BULK PURIFIED PRODUCT

     (These examples are only examples of typical specifications, and shall not be considered to be the specifications related to the Product)

                TEST        METHOD   SPECIFICATION
          ---------------   ------   -------------
          CHARACTERISTICS
 1.1.1    ***                 ***    ***
 1.1.2    ***                 ***    ***
 1.1.3    ***                 ***    ***
 1.1.4    ***                 ***    ***
 1.1.5    ***                 ***    ***
 1.1.6    ***                 ***    ***
 1.1.7    ***                 ***    ***
 1.1.8    ***                 ***    ***
 1.1.9    ***                 ***    ***
 1.1.10   ***                 ***    ***
 1.1.11   ***                 ***    ***.
 1.1.12   ***                -***    ***-

1.2  EXAMPLE OF TYPICAL SPECIFICATION FOR BULK FERMENTER HARVEST

     (These examples are only examples of typical specifications, and shall not be considered to be the specifications related to the Product)

                TEST        METHOD   SPECIFICATIONS
          ---------------   ------   --------------
1.2.1     ***                 ***    ***
1.2.2     ***                 ***    ***
1.2.3     ***                 ***    ***

1.3  FINAL BULK PRODUCT DISPOSITION

1.3.1   Final Formulation Buffer:     ***
1.3.2   Bottling of Bulk Product:
        1.3.2.1 Containers            ***
        1.3.2.2 Denominations         ***
                                      ***
1.3.3   Product Storage Conditions:   ***
1.3.4   Shipment Temperature:         ***

1.4  SPECIFICATION FOR CELL BANKS

     STARTING MATERIAL DEFINITION

     An *** of a cryopreserved *** will be created from the Cell Line provided by the Customer and stored in individual ampoules in liquid nitrogen refrigerators.

     GENERAL *** SPECIFICATION

     In order for the *** to be accepted into LB's cGMP facility, the following testing is required and the appropriate specifications achieved.

        TEST   METHOD   SPECIFICATIONS
        ----   ------   --------------
1.4.1    ***     ***          ***
                 ***
         ***     ***          ***
                 ***
1.4.2    ***     ***          ***
1.4.3    ***     ***          ***
1.4.4    ***     ***          ***
1.4.5    ***     ***          ***

                                   SCHEDULE 2
                                    SERVICES

2.   SERVICES

2.1  SUPPLY OF CUSTOMER MATERIALS AND CUSTOMER KNOW-HOW

     Prior to commencement of the Services at LB or, if appropriate, prior to the commencement of the relevant Stage of the Services, the Customer shall supply LB with the following:

     ***

2.2  ACTIVITIES TO BE UNDERTAKEN BY LB

     ***

                                   SCHEDULE 3
                           PRICE AND TERMS OF PAYMENT

1.0  PRICE

     In consideration for LB carrying out the Services as detailed in Schedule 2, the Customer shall pay LB as follows:

***

                                   SCHEDULE 3
                           PRICE AND TERMS OF PAYMENT

2.0  PAYMENT

     Payment by the Customer of the Price for each Stage shall be made against LB's Invoices that will be issued as follows:

2.1    FOR STAGE 1
       *** upon commencement of Stage 1.
       *** upon issue of the deliverables for Stage 1 to the Customer.

2.2    FOR STAGE 2
       *** upon commencement of Stage 2.
       *** upon issue of the deliverables for Stage 2 to the Customer.

2.3    FOR STAGE 3
       *** upon commencement of Stage 3.
       *** upon issue of the deliverables for Stage 3 to the Customer.

2.4    FOR STAGE 4
       *** upon commencement of Stage 4.
       *** upon issue of the deliverables for Stage 4 to the Customer.

2.5    FOR STAGE 5
       *** upon commencement of Stage 5.
       *** upon issue of the deliverables for Stage 5 to the Customer.

2.6    FOR STAGE 6
       *** upon commencement of Stage 6.
       *** upon issue of the deliverables for Stage 6 to the Customer.

2.7    FOR STAGE 7
       *** upon commencement of Stage 7.
       *** upon issue of the deliverables for Stage 7 to the Customer.

2.8    FOR STAGE 8
       *** upon ampoule thaw of each batch manufactured under Stage 8.
       *** upon issue of the certificate of analysis for each batch manufactured under Stage 8.

2.9    FOR STAGE 9
       *** upon commencement of Stage 9.
       *** upon issue of the deliverables for Stage 9 to the Customer.

2.10   FOR STAGE 10
       100% upon issue of each timepoint interim report and upon issue of the final report.

2.11   FOR STAGE 11
       *** upon commencement of Stage 11.
       *** upon issue of the deliverables for Stage 11 to the Customer.

2.12   FOR STAGE 12

       *** upon commencement of Stage 12.
       *** upon issue of the deliverables for Stage 12 to the Customer.

2.13   FOR STAGE 13
       *** upon commencement of Stage 13.
       *** upon issue of the deliverables for Stage 13 to the Customer.

2.14   FOR STAGE 14
       100% upon issue of each timepoint interim report and upon issue of the final report.

                                   SCHEDULE 4
                                QUALITY AGREEMENT

              [The remainder of this page intentionally left blank]

                                QUALITY AGREEMENT

     This quality agreement ("Quality Agreement") is dated effective as of 8th January 2004, and it defines the roles and responsibilities for the quality operations between LONZA BIOLOGICS ***, the registered office of which is at *** (herein after referred to as "LB"), and TRUBION PHARMACEUTICALS, INC., (formerly known as GENECRAFT, INC.) of 2401 4th Avenue, Suite 1050, Seattle, WA 98121, USA (herein after referred to as the "Customer") with respect to manufacture of Customer's proprietary Small Modular ImmunoPharmaceutical (SMIP) known as TRU-015 ("TRU-015") under that certain development and manufacturing services agreement between the parties of even date herewith (the "Services Agreement") in preparation for regulatory filings and for human clinical use. When used in this Quality Agreement, the term "Product" refers to TRU-015 and/or to the form of TRU-015 manufactured under the Services Agreement, as the context requires.

     This Quality Agreement takes the form of a detailed list of activities associated with the manufacture, testing and release of Product. Responsibility for each activity is assigned to either the Customer or LB, or is assigned to both the Customer and LB, and additional details are provided in the Services Agreement and in the SOP's referred to in this Quality Agreement.

     This is the Quality Agreement that is referred to in the Services Agreement. Capitalized terms used but not defined in this Quality Agreement shall have the meaning given in the Services Agreement. This Quality Agreement may be amended by written agreement of the parties. In the event of a conflict between the Quality Agreement and the Services Agreement, the Services Agreement shall control. This Quality Agreement may be executed in any number of counterparts, each of which shall for all purposes be deemed an original and all of which, taken together, shall constitute one and the same instrument. A facsimile signature shall be deemed to be and shall be as effective as an original signature.

     The responsibilities and rights of the parties under this Quality Agreement are set forth below:

A.   OVERALL RESPONSIBILITIES

     This Quality Agreement outlines the responsibilities of the Customer and LB with respect to the quality assurance of Product manufactured and supplied by LB for the Customer under the terms of the Agreement.

     This Quality Agreement takes the form of a detailed list of activities associated with the manufacture, testing and release of Product. Responsibility for each activity is assigned to either the Customer or LB, or is assigned to both the Customer and LB.

     This detailed list describes generic quality activities that would be performed by both parties for Product used in clinical trail supply. The specific services to be provided by LB will be set out in the Agreement (and any Amendments to the Agreement) on Price and other terms acceptable to both parties.

     LB is responsible for ensuring that the quality requirements for Product are as specified in the approved Product specification and that Product is manufactured, tested and stored in accordance with current Good Manufacturing Practices (cGMP) and all applicable US and EU regulations and ICH guidelines.

     The Customer is responsible for shipping and the final review, approval, and release of product for use in the clinic. The Customer is responsible for Product development, technical oversight, product specifications and regulatory agency filings.

B.   SPECIFIC RESPONSIBILITIES

                                                              RESPONSIBILITIES AND RIGHTS
                                    -------------------------------------------------------------------------------
               ITEM                                     LB                                  CUSTOMER(1)
---------------------------------   -----------------------------------------   -----------------------------------
1.0    Organisation and Personnel   -    Ensure adequate number of personnel    -    Right to audit
                                         with appropriate training, skills,
                                         knowledge and experience to
                                         manufacture and test Product in and
                                         Equipment utilities, equipment,
                                         computerised systems and software
                                         are properly designed, validated and
                                         maintained in accordance with cGMP

2.0    Facilities, Utilities and    -    Ensure facilities, environment,        -    Right to audit
       Equipment                         utilities, equipment, computerised
                                         systems and software are properly
                                         designed, validated and maintained
                                         in accordance with cGMP

                                    -    Ensure Product is manufactured and     -    Right to audit
                                         tested only at sites as agreed with
                                         Customer

                                    -    Provide Customer with Drug Master      -    Include Drug Master File
                                         File reference that will allow US           reference into regulatory
                                         FDA the ability to cross-reference          submissions, as appropriate
                                         other products that are manufactured
                                         at LB's manufacturing and testing

----------
(1) Throughout the Quality Agreement, Customer's column includes the phrase "right to audit" - the use of this phrase in certain instances but not in others does not and shall not imply that Customer's audit rights pursuant to Clause 15 below are limited to those boxes where "right to audit" appears.

                                                              RESPONSIBILITIES AND RIGHTS
                                    -------------------------------------------------------------------------------
               ITEM                                     LB                                  CUSTOMER(1)
---------------------------------   -----------------------------------------   -----------------------------------
                                         locations

                                    -    Provide Customer with documentation
                                         that no penicillin is manufactured
                                         or tested at site

3.0    Raw Materials for Process    -    Source, test and release raw           -    Right to audit; right to
       and Packaging of                  materials and primary packaging of          review all raw material
       Product/Vendor                    appropriate quality for processing          specifications, grades and
       Qualification Process             of Product                                  vendors used in manufacture of
                                                                                     Product

                                                                                -    Customer to provide LB with
                                                                                     list of critical raw materials
                                                                                     used in Customer process;
                                                                                     update with changes as
                                                                                     necessary

                                    -    Propose and jointly agree              -    Right to approve vendor, grade
                                         specifications, vendors and grade of        and specifications of critical
                                         critical raw materials used in              raw materials used in Customer
                                         Customer process in accordance with         process, including excipients,
                                         LB policy, with preference for              and raw materials of animal or
                                         non-animal and non-human derived raw        human origin
                                         materials

                                    -    Acknowledge and support Customer's
                                         goal not to use any raw materials of
                                         animal or human origin in the
                                         development of Customer process

                                    -    Retain representative samples          -    Right to audit

4.0    Cell Banks                   -    Prepare, characterise and store cell
                                         bank(s) if requested by Customer

                                    -    Jointly agree on testing               -    Jointly agree on testing
                                         specifications and test methods to          specifications and test
                                         enable release of cell banks for use        methods to enable Product
                                         in LB's multi-product manufacturing         manufactured from cell banks
                                         facility                                    to be used in the clinic

                                    -    Perform stability testing of cell      -    Right to audit
                                         bank(s) if requested by Customer and
                                         share data with Customer

                                    IF CELL BANK SUPPLIED BY CUSTOMER

                                    -    Review and approve characterisation    -    Supply cell bank
                                         data. Store working stock or cell           characterisation data for
                                         bank                                        review and approval. Transfer
                                                                                     cell bank (or portion thereof)
                                                                                     to LB

                                                              RESPONSIBILITIES AND RIGHTS
                                    -------------------------------------------------------------------------------
               ITEM                                     LB                                  CUSTOMER(1)
---------------------------------   -----------------------------------------   -----------------------------------
                                    -    Provide shipping validation data if    -    Right to audit
                                         requested by Customer

                                    IN ALL CASES

                                    -    Provide inventory levels
                                         periodically upon request by
                                         Customer

5.0    Production Specification     -    With the Customer determine and        -    With LB determine and approve
                                         approve the following Product               the following Product
                                         specification(s) as required:               specification(s) as required:

                                    -    Drug substance (including testing      -    Drug substance (including
                                         performed on fermenter contents for         testing performed on fermenter
                                         adventitious agents)                        contents for adventitious
                                                                                     agents)

                                    -    Drug product                           -    Drug product

                                    -    Bulk placebo                           -    Bulk placebo

                                    -    Filled placebo                         -    Filled placebo

6.0    Production and Process       -    Make available for review by           -    Right to review
       Control                           Customer documents relating to
                                         facility, equipment, Process and
                                         test methods, and GMP systems

                                    -    Jointly review and approve Process     -    Jointly review and approve
                                         descriptions                                Process descriptions

                                    -    Define and perform an in-process       -    Agree in-process testing
                                         control and testing program                 strategy

                                    -    Using LB templates prepare master      -    Right to review and comment on
                                         batch records for each processing           master batch records
                                         step and provide to Customer for
                                         review and comment. Retain final
                                         master batch record on site at LB

                                    -    Designate unique batch numbers for     -    Right to audit
                                         raw materials, process materials and
                                         Product

                                    -    Manufacture of Product in accordance   -    Right to audit
                                         with Product Specifications, cGMP
                                         standards, batch records, in-process   -    Relevant sections of
                                         controls and in-process                     Customer's regulatory
                                         specifications                              submissions to be made
                                                                                     available to LB as appropriate

                                    -    Ensure QA representatives on-site or   -    Right to audit
                                         available at all times during
                                         manufacture and testing of Product

                                                              RESPONSIBILITIES AND RIGHTS
                                    -------------------------------------------------------------------------------
               ITEM                                     LB                                  CUSTOMER(1)
---------------------------------   -----------------------------------------   -----------------------------------
                                    -    Permit Customer's person on plant to   -    Right to designate 1 of its
                                         be present in LB's facility during          employees or consultants as
                                         normal business hours to observe the        Customer's person on plant, to
                                         Runs and observe LB's performance,          be present in LB's facility
                                         at times and for durations to be            during normal business hours
                                         agreed. While at LB's facility,             to observe the Runs and
                                         Customer's representative shall             observe LB's performance, at
                                         comply with all LB's applicable             times and for durations to be
                                         policies and procedures, and, at            agreed. While at LB's
                                         LB's option, shall be escorted by LB        facility, Customer's
                                         personnel                                   representative shall comply
                                                                                     with all of LB's applicable
                                                                                     policies and procedures, and,
                                                                                     at LB's option, shall be
                                                                                     escorted by LB personnel

                                    -    Perform Product changeover testing     -    Review and comment on LB's
                                         of Product-contacting equipment in          policy for Product changeover
                                         accordance with LB policy                   testing of Product-contacting
                                                                                     equipment

7.0    Product Storage, Labeling    -    Store, label and package the Product   -    Right to audit
       and Packaging Prior to            (including samples) as defined in
       Shipment                          the Product Specification              -    Provide information on
                                                                                     shipping requirements

8.0    Shipment Requirements        -    Ship Product on behalf of Customer     -    Jointly agree with LB on
                                         to locations designated by Customer         process for shipping
                                         in accordance with jointly agreed           requirements
                                         process for shipping requirements
                                                                                -    Right to audit

                                                                                -    Acknowledge receipt of Product

                                    -    Provide shipping validation data for   -    Right to audit
                                         Product if requested by Customer

9.0    Laboratory Controls (QC)     -    Perform Product release testing        -    Right to audit
                                         against Product Specifications

                                    -    Jointly agree on SOP's describing      -    Jointly agreed on SOP's
                                         Product-specific analytical testing         describing Product-specific
                                         methods                                     analytical testing methods

                                                                                -    Provide LB with
                                                                                     Product-specific information
                                                                                     as it relates to sample
                                                                                     storage, handling and testing
                                                                                     requirements

                                    -    Retesting, where required, will be     -    Review and comment on LB
                                         performed in accordance with LB's           retest procedure. Review OOS
                                         retest procedure. Out of                    reports; comment on corrective
                                         specification (OOS) Product                 and preventative actions

                                                              RESPONSIBILITIES AND RIGHTS
                                    -------------------------------------------------------------------------------
               ITEM                                     LB                                  CUSTOMER(1)
---------------------------------   -----------------------------------------   -----------------------------------
                                         release testing results will be
                                         notified to the Customer as soon as
                                         possible within 3 business days of
                                         the OOS being confirmed

                                    -    Send samples to Customer for           -    Perform Product potency
                                         additional testing (including               testing and provide data to
                                         potency testing) in accordance with         LB; such data will be provided
                                         jointly approved SOP                        for LB's information only and
                                                                                     not for inclusion into LB's
                                                                                     information only and not for
                                                                                     inclusion into LB's
                                                                                     Certificate of Analysis.
                                                                                     Customer to create Certificate
                                                                                     of Analysis for potency
                                                                                     testing results. [Note from
                                                                                     Trubion: This text to clarify
                                                                                     that Trubion is performing the
                                                                                     potency testing and providing
                                                                                     the results to LB 'FOR
                                                                                     INFORMATION']

                                    -    Retain representative samples of       -    Right to audit
                                         bulk Product from each batch in
                                         accordance with LB SOP

                                    -    If requested by Customer, provide      -    Right to receive copies of raw
                                         copies of raw data and testing              data and testing records
                                         records

                                    -    Take additional representative         -    Request additional samples to
                                         samples if requested and ship to            be shipped as required
                                         Customer

                                    -    Prepare and characterise Product       -    Jointly approve Product
                                         reference standard in accordance            reference standard Protocol
                                         with jointly agreed Protocol, if
                                         requested by Customer                  -    Right to audit

                                    -    Jointly approve Product reference      -    Jointly approved Product
                                         standard report                             reference standard report

10.0   Use of Contract Testing      -    Qualify Contract Testing               -    Right to jointly audit
       Laboratories                      Laboratories for Product release
                                         testing in accordance with LB policy

                                    -    Notify Customer of Contract Testing    -    Consent or reject to the
                                         Laboratories intended to be used for        proposed use of Contract
                                         Product release testing                     Testing Laboratories

                                    -    Facilitate audit by Customer if        -    Right to audit
                                         requested from time to time

                                                              RESPONSIBILITIES AND RIGHTS
                                    -------------------------------------------------------------------------------
               ITEM                                     LB                                  CUSTOMER(1)
---------------------------------   -----------------------------------------   -----------------------------------
                                    -    If not prohibited by Contract          -    Right to request, receive and
                                         Testing Laboratory, provide Customer        use copies of LB's audits of
                                         with copies of LB's audits of               Contract Testing Laboratories
                                         Contract Testing Laboratories when          when possible, unless
                                         possible, if requested                      prohibited by Contract Testing
                                                                                     Laboratories

11.0   Product Release and Lot      -    Review batch record for compliance     -    Right to review completed and
       Review                            with cGMP, manufacturing controls,          reviewed Product batch records
                                         and with the Product Specifications

                                    -    Provide Customer with a copy of the    -    Right to review
                                         Process documentation including,
                                         main operational steps from the
                                         completed batch record. This will
                                         include Product analysis, a summary
                                         of batch related deviations and
                                         environmental monitoring summaries,
                                         as well as process data, as
                                         requested

                                    -    If requested by Customer, send full    -    Right to request and receive
                                         copies of actual deviations                 full copies of actual
                                                                                     deviations

                                    -    Prepare manufacturer's Certificate     -    Prepare Certificate of
                                         of Analysis, including related              Analysis and Certificate of
                                         Certificate of Compliance                   Compliance for release of
                                                                                     product for use in human
                                                                                     clinical trials

                                    -    Release or reject Product              -    Release of reject Product for
                                                                                     use in human clinical trials

12.0   Deviations and Failed Run    -    Initiate investigations, evaluate      -    Right to audit
       Investigations and Reports        and define follow up actions and
                                         final approval of deviations and
                                         failure investigations

                                    -    Notify Customer of all significant     -    Review significant deviations;
                                         deviations immediately and within at        comment on corrective and
                                         least 3 business days of the event          preventative actions
                                         being assigned as significant, and
                                         send Customer the related
                                         documentation. (A significant
                                         deviation is defined in standard
                                         operating procedure 3150)

                                    -    Notify Customer of failed runs         -    Review failure investigation
                                         immediately and within at least 3           report and comment on
                                         business days of failure being              corrective and preventative
                                                                                     actions

                                                              RESPONSIBILITIES AND RIGHTS
                                    -------------------------------------------------------------------------------
               ITEM                                     LB                                  CUSTOMER(1)
---------------------------------   -----------------------------------------   -----------------------------------
                                         identified

                                    -    Immediately and within at least 3
                                         business days of event being
                                         identified, notify Customer of any
                                         events which may impact batches
                                         previously shipped or released

13.0   Change Control Procedures    -    Jointly agree on SOP for change        -    Jointly agree SOP for change
                                         control procedures between the 2            control procedures between the
                                         companies that describes the                2 companies that describes the
                                         intended use of each company's              intended use of each company's
                                         independent change control system           independent change control
                                                                                     systems

                                    CUSTOMER PROPOSED CHANGES

                                    -    Process Product-specific change        -    Propose Customer
                                         through change control and notify           Product-specific changes and
                                         Customer of change approval. If             provide rationale in writing
                                         change rejected, discuss reasons for
                                         rejection with Customer

                                    -    Approve proposed Product-specific
                                         changes prior to implementation

                                    LB PROPOSED CHANGES

                                    -    Proposed Product-specific changes      -    Process Product-specific
                                         and provide rationale for change to         change through change control
                                         process descriptions; test methods;         and notify LB of change
                                         sampling plans; specifications for          approval. If change rejected,
                                         key raw materials (animal and / or          discuss reasons for rejection
                                         human derived raw materials,                with LB
                                         chromatography resins and final
                                         formulation excipients); Product       -    Approve proposed
                                         specification(s) and stability              Product-specific changed prior
                                         programme, in-process controls and          to implementation
                                         other key processing steps

                                    -    Inform Customer of changes to key      -    Right to audit
                                         personnel as identified in Appendix
                                         1

                                    -    Inform Customer of changes to major    -    Right to audit
                                         items of equipment, premises and
                                         utilities used for manufacture of
                                         Product

                                    ALL CHANGES

                                    -    With Customer define strategy for      -    With LB define strategy for
                                                                                     notifying change to Regulatory

                                                              RESPONSIBILITIES AND RIGHTS
                                    -------------------------------------------------------------------------------
               ITEM                                     LB                                  CUSTOMER(1)
---------------------------------   -----------------------------------------   -----------------------------------
                                         notifying change to Regulatory              Agency as appropriate (see
                                         Agency as appropriate (see Section          Section 20.0, below,
                                         20.0, below, Regulatory Submissions)        Regulatory Submissions)

                                    -    Inform Customer of Product batches     -    Ensure Product is not
                                         manufactured with the change until          distributed until Regulatory
                                         regulatory approval obtained, if            approval obtained, if required
                                         required

                                    -    Cooperate with Customer in             -    Cooperate with LB in
                                         connection with change controls;            connection with change
                                         respect Customer's change controls,         controls; respect LB's change
                                         and, as appropriate, use it to              controls, and, as appropriate,
                                         initiate LB's change controls               use it to initiate Customer's
                                                                                     change controls

14.0   Reprocessing / Rework        -    Processing to be performed in          -    Review and comment on LB's
                                         accordance with LB SOP. With                reprocessing / rework SOP;
                                         Customer agree on reprocessing /            with LB agree on reprocessing
                                         rework procedures, where possible           / rework procedures, where
                                         prior to execution                          possible prior to execution

                                    -    Provided documented reason and         -    Right to audit
                                         justification for reprocessing /
                                         rework event

                                    -    With the Customer agree on the         -    With LB agree the appropriate
                                         appropriate testing required prior          testing required prior to
                                         to Product release                          Product release

15.0   Audit                        -    Permit Customer representatives        -    Provide reasonable notice of
                                         access as reasonably required to            intention to audit
                                         conduct a cGMP compliance audit,
                                         including access to warehousing,       -    Right to 2 standard cGMP
                                         manufacturing areas, laboratories,          compliance audits per year,
                                         and manufacturing records and               plus right to additional "for
                                         documents, including SOPs (unless           cause" audits
                                         they contain specific LB proprietary
                                         information eg media formulations),    -    Right to audit each batch
                                         and personnel, for audit purposes.          record
                                         Customer representatives to be
                                         accompanied at all times by LB         -    Hold an exit meeting to
                                         personnel                                   discuss observations

                                                                                -    Provide an audit report within
                                                                                     30 days of completion of audit

                                    -    Two standard cGMP compliance audits
                                         permitted per year, with an audit
                                         not to exceed 3 working days and 2
                                         groups of auditors. Additionally the
                                         Customer may

                                                              RESPONSIBILITIES AND RIGHTS
                                    -------------------------------------------------------------------------------
               ITEM                                     LB                                  CUSTOMER(1)
---------------------------------   -----------------------------------------   -----------------------------------
                                    request "for cause" audits to address
                                    production of Product quality issues

                                    -    One 2 day audit for each batch
                                         record if requested by Customer

                                    -    Allow the Customer to observe
                                         operations related to Product
                                         manufacturing and testing providing
                                         other Customer's confidentiality is
                                         respected

                                    -    Provide a written response to all
                                         audit findings that require
                                         corrective action within 30 days of
                                         receipt of the audit report.
                                         Response to include expected
                                         timelines

16.0   Product Complaints and       -    Respond to requests for data to        -    Receive and investigate
       Recall                            assist Customer in their                    Product complaints and
                                         investigation. Agree a time scale           instigate Product recall as
                                         for response                                appropriate
17.0   Batch Records
                                    -    Retain records associated with         -    Right to audit
                                         manufacture and testing records of
                                         Product including records associated
                                         with the inspection and release of
                                         raw materials and primary packaging
                                         components of the Product for 5
                                         years from the date of manufacture
                                         of Product. Date of manufacture is
                                         defined as the date Product is
                                         dispensed in to the bulk product
                                         container)

                                    -    Notify Customer of intent to destroy   -    Customer to approve
                                         records with option to send records         destruction or request receipt
                                         to Customer                                 of records

18.0   Process Validation /         -    With Customer define process           -    With LB define process
       Stability Studies                 validation plans for Product                validation plans for Product
                                         including analytical validation and         including analytical
                                         stability studies                           validation and stability
                                                                                     studies
                                    WHERE PROCESS VALIDATION IS PERFORMED BY
                                    LB

                                    -    Provide Customer with Product          -    Approve Product specific
                                         specific validation protocol(s) for         validation protocol(s)
                                                                                     including stability protocols

                                                              RESPONSIBILITIES AND RIGHTS
                                    -------------------------------------------------------------------------------
               ITEM                                     LB                                  CUSTOMER(1)
---------------------------------   -----------------------------------------   -----------------------------------
                                    approval prior to execution

                                    -    Provide Customer with draft Product    -    Review and comment on Product
                                         specific validation report(s) for           specific validation report(s)
                                         review and comment                          including stability reports

                                    -    Issue Customer with copy of final      -
                                         Product specific validation
                                         report(s)

                                    WHERE PROCESS VALIDATION IS PERFORMED BY
                                    CUSTOMER

                                    -    Incorporate specifications in cGMP     -    Provide LB with process
                                         documentation and regulatory                validation reports
                                         submissions

19.0   Regulatory Agency            GMP INSPECTIONS
       Inspection

                                    -    Inform Customer of Regulatory Agency   -    For Regulatory Agency
                                         inspections or regulatory action            inspections or regulatory
                                         affecting manufacture, testing or           action affecting Product,
                                         storage of Product                          provide assistance when
                                                                                     requested by LB

                                    -    Notify Customer of inspection          -    Comment on proposed inspection
                                         observations (including Deficiency          responses to observations
                                         Letters) affecting the Product,             relevant to Product
                                         process or systems relating to the
                                         Product

20.0   Regulatory Submissions       WHERE A DATA PACK IS PROVIDED BY LB TO
                                    SUPPORT CUSTOMER'S CLINICAL TRIAL
                                    APPLICATION

                                    INITIAL APPLICATION, AMENDMENTS AND
                                    RESPONSES TO QUESTIONS

                                    -    Provide Customer with data pack        -    Prepare and provide LB with
                                         covering activities performed by LB         copy of relevant sections of
                                                                                     clinical trial application for
                                    -    Review and comment on relevant              review and comment prior to
                                         sections of clinical trial                  submission to Regulatory
                                         application                                 Agency

                                                                                -    Provide LB with copy of
                                                                                     relevant sections as submitted
                                                                                     to Regulatory Agencies

                                    TELECONFERENCES AND MEETINGS WITH THE
                                    REGULATORY AGENCIES

                                    -    Attend teleconferences and meetings    -    Arrange for LB personnel to
                                         between the Customer and Regulatory         have option to attend
                                         Agencies arranged                           teleconferences and meetings
                                                                                     between Customer

                                                              RESPONSIBILITIES AND RIGHTS
                                    -------------------------------------------------------------------------------
               ITEM                                     LB                                  CUSTOMER(1)
---------------------------------   -----------------------------------------   -----------------------------------
                                    to specifically discuss topics relating     and Regulatory Agencies to
                                    to LB's responsibilities                    specifically discuss topics
                                                                                relating to LB's responsibilities

QUALITY APPROVAL

LONZA BIOLOGICS ***


Name: ***                               Signature: ***
      -------------------------------              -----------------------------
Title: ***                              Date: ***
       ------------------------------         ----------------------------------


TRUBION PHARMACEUTICALS INC.


Name: Peter A. Thompson, MD             Signature: /s/ Peter Thompson
Title: President & CEO                             -----------------------------
                                        Date: 4/23/2004

                       APPENDIX 1 TO THE QUALITY AGREEMENT

CUSTOMER                                LONZA
--------                                -----
SENIOR VICE PRESIDENT,                  HEAD OF LONZA CONTRACT MANUFACTURING:
RESEARCH AND DEVELOPMENT:
Kendall M Mohler PhD                    ***
Senior Vice President
Research and Development
Trubion Pharmaceuticals Inc
2401 Fourth Avenue, Suite 1050
Seattle, WA 98121
USA
Tel:+1 206 838 0514
Fax: +1 206 838 0503
Email: kmoh1er@trubion.com

HEAD OF QUALITY:                        HEAD OF QUALITY:
Sally R Gould
Senior Director, Regulatory Affairs     ***
Trubion Pharmaceuticals Inc
2401 Fourth Avenue, Suite 1050
Seattle, WA 98121
USA
Tel:+1 206 838 0510
Fax:+1 206 838 0503
Email: sqould@trubion.com

HEAD OF MANUFACTURING:                  DIRECTOR OF MANUFACTURING, ***
Dale H Scott
Vice President, Development             ***
Trubion Pharmaceuticals Inc
2401 Fourth Avenue, Suite 1050
Seattle, WA 98121
USA
Tel: +1 206 838 0513
Fax: +1 206 838 0503
Email: dscott@trubion.com

QUALITY CONTROL MANAGER:                QUALITY CONTROL MANAGER:
Raj Dua PhD
Director, Product Development           ***
Trubion Pharmaceuticals Inc
2401 Fourth Avenue, Suite 1050
Seattle, WA 98121
USA
Tel: +1 206 838 0512
Fax: +1 206 838 0503
Email: rdua@trubion.com

                                   SCHEDULE 5

                                  SPECIAL TERMS

   OUTLINE OF TERMS FOR THE TECHNOLOGY TRANSFER OF THE PROCESS FOR MANUFACTURE
                   OF PRODUCT TO CUSTOMER OR TO A THIRD PARTY

     This Schedule 5 is the Schedule that is referred to in Clause 9.9 of the Development and Manufacturing Services Agreement ("Development and Manufacturing Services Agreement") between LONZA BIOLOGICS *** as "LB" and TRUBION PHARMACEUTICALS, INC. as "Customer" related to the Technology Transfer of the Process to Customer or a third party. This Schedule 5 sets forth some additional commercial terms for any Technology Transfer. All capitalized terms used but not defined in this Schedule 5 shall have the meanings given in the Development and Manufacturing Services Agreement.

     ***


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